UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         February 4, 2005
                                                 -------------------------------


                                   POINT.360
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                   California
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


         0-21917                                  95-4272619
-------------------------------   ----------------------------------------------
   (Commission File Number)           (IRS Employer Identification No.)


    2777 North Ontario Street, Burbank, CA                 91504
--------------------------------------------------------------------------------
   (Address of principal executive offices)              (Zip Code)


                                 (818) 565-1400
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


          ----------------------------------------------------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

        On February 4, 2005, we acquired the assets of Sound Solutions, LLC, in exchange for $25,000 in cash and 105,000 shares of common stock valued at $400,050 that we issued to one member of Sound Solutions, LLC. Our issuance of these 105,000 shares was exempt from registration under the Securities Act of 1933 pursuant to Section 4(c) of the Securities Act and Regulation D thereunder as a transaction by an issuer not involving a public offering of securities.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                           Point.360
                                              ----------------------------------
                                                         (Registrant)



        Date: February 7, 2005                By: /s/ Alan R. Steel
                                              ----------------------------------
                                                  Alan R. Steel
                                                  Executive Vice President,
                                                  Finance and Administration,
                                                  Chief Financial Officer







                                       2